                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                             ----------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 2002


                       TRINET CORPORATE REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MARYLAND
                            (STATE OF INCORPORATION)

           1-11918                                    94-3175659
   (COMMISSION FILE NUMBER)                   (IRS EMPLOYER ID NUMBER)


1114 AVENUE OF THE AMERICAS, 27TH FLOOR
         NEW YORK, NY                                    10036
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 2.  Acquisition or Disposition of Assets

      On May 28, 2002, the Registrant transferred corporate tenant lease assets with an aggregate net book value of approximately $211.86 million to subsidiaries of the Registrant's parent company.


Item 7.  Financial Statements and Exhibits

        (a)   Not applicable.

        (b)   PRO FORMA financial information.


                                                                                                 Page

Pro Forma Consolidated Balance Sheet as of March 31, 2002 (unaudited)                              3
Pro Forma Consolidated Statement of Operations - For the three-month
period ended March 31, 2002 (unaudited)                                                            4
Pro Forma Consolidated Statement of Operations - For the year ended December 31, 2001 (unaudited)  5
Notes to Pro Forma Consolidated Financial Statements                                               6



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                       TRINET CORPORATE REALTY TRUST, INC.
               (A wholly-owned subsidiary of iStar Financial Inc.)
                      Pro Forma Consolidated Balance Sheet
                              As of March 31, 2002
                 (In thousands, except per share and share data)
                                   (unaudited)


                                                                        TRINET CORPORATE
                                                                        REALTY TRUST, INC. DISPOSED ASSETS(A)  PRO FORMA
                                                                        ------------------ ------------------ -----------
                                      ASSETS
Loans and other lending investments, net                                    $    85,780      $        --      $    85,780
Corporate tenant lease assets, net                                            1,146,859         (212,205)         934,654
Cash and cash equivalents                                                         5,110               --            5,110
Restricted cash                                                                     293               --              293
Accrued interest receivable                                                       1,942               --            1,942
Deferred operating lease income receivable                                       20,695           (5,839)          14,856
Deferred expenses and other assets                                               31,561           (1,710)          29,851
                                                                            -----------      -----------      -----------
Total assets                                                                $ 1,292,240      $  (219,754)     $ 1,072,486
                                                                            ===========      ===========      ===========


                       LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities                    $    42,491      $      (807)     $    41,684
Debt obligations                                                                546,471               --          546,471
                                                                            -----------      -----------      -----------
Total liabilities                                                               588,962             (807)         588,155
                                                                            -----------      -----------      -----------

Minority interest in consolidated entities                                        2,565               --            2,565
Shareholder's equity:
Common stock, $0.01 par value, 100 shares authorized: 100 shares issued
  and outstanding at March 31, 2002                                                  --               --               --
Additional paid in capital                                                      735,894         (218,947)         516,947
Retained earnings                                                                    --               --               --
Accumulated other comprehensive income                                            5,115               --            5,115
Common stock of iStar Financial held in treasury (at cost)                      (40,296)              --          (40,296)
                                                                            -----------      -----------      -----------
Total shareholder's equity                                                      700,713         (218,947)         481,766
                                                                            -----------      -----------      -----------
Total liabilities and shareholder's equity                                  $ 1,292,240      $  (219,754)     $ 1,072,486
                                                                            ===========      ===========      ===========

The accompanying notes are an integral part of this statement.

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                       TRINET CORPORATE REALTY TRUST, INC.
               (A wholly-owned subsidiary of iStar Financial Inc.)
                 Pro Forma Consolidated Statement of Operations
                    For the Three Months Ended March 31, 2002
                                 (In thousands)
                                   (unaudited)


                                                   TRINET CORPORATE    DISPOSED
                                                   REALTY TRUST, INC.  ASSETS (a)    PRO FORMA
                                                   ------------------  ----------    ---------
Revenue:
       Interest income                                   $  2,728      $     --      $  2,728
       Operating lease income                              38,350        (6,041)       32,309
       Other income                                         1,150            (1)        1,149
                                                         --------      --------      --------
             Total revenue                                 42,228        (6,042)       36,186
                                                         --------      --------      --------

Costs and expenses:
       Interest expense                                    10,485            --        10,485
       Operating costs-corporate tenant lease assets        2,968          (102)        2,866
       Depreciation and amortization                        6,040        (1,319)        4,721
       General and administrative                           2,273            --         2,273
                                                         --------      --------      --------
             Total costs and expenses                      21,766        (1,421)       20,345
                                                         --------      --------      --------

Net income before minority interest                      $ 20,462      $ (4,621)     $ 15,841

Minority interest in consolidated entities                    (40)           --           (40)
                                                         --------      --------      --------
Net income from continuing operations                    $ 20,422      $ (4,621)     $ 15,801
                                                         ========      ========      ========

The accompanying notes are an integral part of this statement.

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                       TRINET CORPORATE REALTY TRUST, INC.
               (A wholly-owned subsidiary of iStar Financial Inc.)
                 Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 2001
                                 (In thousands)
                                   (unaudited)


                                                    TRINET CORPORATE    DISPOSED
                                                    REALTY TRUST, INC.  ASSETS (a)     PRO FORMA
                                                    ------------------  ---------      ---------
Revenue:
       Interest income                                   $   8,773      $      --      $   8,773
       Operating lease income                              173,171        (22,477)       150,694
       Other income                                          2,860             (7)         2,853
                                                         ---------      ---------      ---------
             Total revenue                                 184,804        (22,484)       162,320
                                                         ---------      ---------      ---------

Costs and expenses:
       Interest expense                                     45,544             --         45,544
       Operating costs-corporate tenant lease assets        12,828           (144)        12,684
       Depreciation and amortization                        27,397         (4,760)        22,637
       General and administrative                            7,642             --          7,642
                                                         ---------      ---------      ---------
             Total costs and expenses                       93,411         (4,904)        88,507
                                                         ---------      ---------      ---------

Net income before minority interest                      $  91,393      $ (17,580)     $  73,813

Minority interest in consolidated entities                    (164)            --           (164)
                                                         ---------      ---------      ---------
Net income from continuing operations                    $  91,229      $ (17,580)     $  73,649
                                                         =========      =========      =========

The accompanying notes are an integral part of this statement.

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                       TRINET CORPORATE REALTY TRUST, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2002 and Pro Forma Consolidated Income Statements for the three-month period ended March 31, 2002 and the year ended December 31, 2001 have been prepared to reflect the disposition of corporate tenant lease assets. The Pro Forma Consolidated Balance Sheet was prepared as if the transaction described above occurred as of March 31, 2002. The Pro Forma Consolidated Income Statements for the three months ended March 31, 2002 and for the year ended December 31, 2001 were prepared as if the transaction described above had occurred on January 1, 2001.

The pro forma information contained herein is unaudited and not necessarily indicative of the consolidated operating results which would have occurred if the above transaction had occurred on January 1, 2001, nor does it purport to represent the future financial position or results of operations for future periods. This information should be read in conjunction with the unaudited consolidated financial statements contained in TriNet Corporate Realty Trust, Inc.'s (the "Company's") Report on Form 10-Q for the three months ended March 31, 2002 and the audited consolidated financial statements and other financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, including the notes thereto.

The accompanying historical Consolidated Balance Sheet and Consolidated Income Statements of the Company include the accounts of the Company, its wholly-owned subsidiary corporations and partnerships, and its majority-owned and controlled partnership.

2. PRO FORMA ADJUSTMENTS -- BALANCE SHEET

(A) These adjustments reflect the elimination of the respective carrying amounts of assets and liabilities relating to the 13 corporate tenant lease properties disposed of on May 28, 2002.

3. PRO FORMA ADJUSTMENTS -- INCOME STATEMENT

(a) These adjustments reflect the elimination of the respective revenues and expenses attributable to the 13 corporate tenant lease properties disposed of on May 28, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              TRINET CORPORATE REALTY TRUST, INC.

                              REGISTRANT


Date: June 12, 2002           /s/ SPENCER B. HABER
                              -------------------------------------------------
                              Spencer B. Haber
                              President and
                              Chief Financial Officer
                              (Authorized Officer of the Registrant
                              and Principal Financial Officer)